UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

Item 1: Report to Shareholders

Summit Municipal Intermediate Fund	October 31, 2008

The views and opinions in this report were current as of October 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Managers’ Letter

Fellow Shareholders

Tax-free municipal securities declined moderately in the 6- and 12-month periods ended October 31, 2008, pressured by heightened risk aversion, periods of indiscriminate selling, and diminished demand. Investors fled to shorter-term securities backed by the full faith and credit of the U.S. government, as several major financial institutions collapsed, agreed to be acquired by others, or were rescued in some fashion by the U.S. government as a result of intensifying stress in the mortgage, residential real estate, and credit markets. The T. Rowe Price Summit Municipal Funds outperformed their Lipper peer group averages in both periods, largely on the strength of our rigorous, proprietary research. The funds’ long-term relative performance remains favorable.

HIGHLIGHTS

• Municipal bonds were pressured by heightened risk aversion, periods of indiscriminate selling, and diminished demand as investors fled to shorter-term securities backed by the U.S. government.

• The returns for the Summit Municipal Money Market Fund were positive for the periods under review, while the longer-term funds generated negative results; all funds surpassed the returns of their respective benchmarks during both periods.

• Municipal bond yields are currently well above Treasury yields across all maturities, providing an excellent buying opportunity for investors in every tax bracket.

• The economic downturn will result in reduced tax revenues for state and local municipalities, contributing to worries about a decline in the overall credit quality of the municipal market. We believe, however, that the market’s fundamentals still make munis an attractive investment.

MARKET ENVIRONMENT

The economy slipped into recession in the second half of our fiscal year. Annualized gross domestic product growth in the third quarter was initially measured at -0.3% as consumer spending, stock prices, and home values declined; unemployment increased; and weakened financial institutions curtailed lending to preserve capital and avoid additional loan-related losses. The Federal Reserve created several unusual credit facilities and took other extraordinary actions—often in tandem with the Treasury Department, the FDIC, and the central banks of other nations—in an attempt to boost liquidity, encourage borrowing by financial institutions, and thaw the frozen credit markets. The central bank also reduced the federal funds target rate from 2.00% to 1.00% with two half-point rate cuts in October.

In the last six months, U.S. Treasury yields declined across most maturities, led by short-term rates. In contrast, intermediate- and long-term municipal bond yields increased and prices fell as demand for non-Treasury securities diminished. Investors remained hesitant to invest in the municipal market due to lingering concerns about forced selling by hedge funds and the credit rating downgrades of monoline insurance companies (see Glossary) that had previously enhanced the credit ratings of many municipal bonds.

Despite the credit market turmoil, fundamentals for the municipal market remain good, and tax-free securities are still an attractive alternative to taxable bonds. As of October 31, 2008, the 4.31% yield offered by a 10-year tax-free municipal bond rated AAA was about 109% of the 3.96% pretax yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since the mid-1980s. Similarly, 30-year AAA municipal bonds are also attractive, with a 5.36% yield that is about 124% of the 4.33% yield offered by 30-year Treasuries.

Based on current valuations, our belief that the municipal bond market will remain a high-quality market even as the economy slows, and the growing likelihood that federal tax rates will rise in the next few years, the municipal market presents an appealing opportunity. Income-oriented taxable investors who are willing to accept the potential for more volatility—as the market continues to work through the ripple effects of the credit crunch—should consider taking advantage of what still appears to be a good buying opportunity for munis.

MUNICIPAL MARKET NEWS

New municipal supply thus far in 2008 has grown at a steady clip—about $340 billion through the end of October, according to The Bond Buyer. Although the frozen credit markets stunted municipal issuance in the last few months, new issuance is likely to approach the $400 billion mark again for the full year.

While municipal bond performance improved somewhat in the months that followed a brutal sell-off in February 2008, the muni market fell sharply again after the mid-September collapse of Lehman Brothers and continued to fall through much of October. Fears of additional casualties in the financials sector triggered a new round of credit market turmoil and led to a significant supply/demand imbalance in the muni market. A substantial unwinding of leveraged trades involving municipal bonds has contributed to the imbalance. As the cost of financing spiked in the current credit squeeze, the benefits of borrowing at short-term interest rates to invest in longer-term bonds with higher rates (i.e., the “carry trade”) disappeared. In addition, because of declining municipal bond values, creditor firms have been issuing margin calls to leveraged municipal investors—including hedge funds and certain long-only municipal bond funds that engaged more heavily in the leverage trade. This has resulted in a large amount of secondary supply hitting the market in a brief period. As long-term municipal bond prices fell, additional margin calls forced even more selling, which accelerated the decline.

Another factor that has hurt the performance of municipal bonds is diminished liquidity, as there are fewer top-tier broker-dealers committing capital to the market. Bear Stearns was acquired by JPMorgan Chase, Lehman Brothers filed for bankruptcy, and UBS closed its institutional municipal bond business. Many of the remaining major broker-dealers involved in the municipal market have suffered mortgage-related losses over the last year, which has weakened their balance sheets. As a consequence, these firms have been minimizing their capital commitment to the municipal market and are less willing to take additional municipal securities into their inventories.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 1.08% during the past six months and 2.37% during the 12 months ended October 31, 2008, outperforming its Lipper benchmark in both periods. The ongoing stresses in the credit markets came to a head in the money markets following the September bankruptcy of Lehman Brothers. Credit fears gripped the market while, at the same time, liquidity disappeared. The pain was especially sharp in taxable money markets where the ability of some money funds to meet a rapid increase in redemptions was sorely tested. The crisis in the taxable money market was most dramatically demonstrated by the rapid rise in LIBOR rates (a money market benchmark rate), as counterparty worries drove investors to demand a succession of higher yield spreads to compensate for perceived credit risk. For example, from mid-September to early October, the 90-day LIBOR rate rose 190 basis points (100 basis points equal one percentage point), peaking at 4.75%.

With counterparty worries rapidly spreading and the money markets all but shut down, the Federal Reserve and U.S. Treasury intervened to provide liquidity, restore confidence, and protect investor assets. Among these measures, the Treasury’s temporary guarantee program for money market funds (in which this fund participates) is designed to insure money fund shareholders in the event of a money fund’s liquidation. Since September, the variety and scale of measures put in place by the Federal Reserve and U.S. Treasury have virtually surrounded the money markets with protection, and their implementation is slowly unfreezing the money markets. (Please see page 13 for more information about the temporary guarantee program.)

The municipal money market—primarily due to structural differences—functioned surprisingly well through this crisis. The municipal variable-rate market provided substantially better liquidity for investors than the taxable market. With liquidity a secondary concern, the crisis manifested itself differently in the municipal market. Most significantly, variable rates rose dramatically as broker-dealers, burdened by constrained balance sheets, sought to head off the possibility of massive money fund redemptions by quickly raising rates. Variable-rate coupons, which averaged 1.85% in the months leading up to September, suddenly spiked to irrational levels of 7% to 9%—well above taxable rates. One-year note levels widened much less, and only temporarily, retracing on expectations of Fed rate cuts.

Throughout this credit crunch, which is now over 15 months old, the fund has been positioned very defensively, with an emphasis on liquidity and quality. An overweight exposure to variable-rate demand notes not only proved to be the most liquid part of our market, but also reaped investors’ exceptionally high levels of income during the worst of the crisis. An underweight position in fixed-rate notes resulted in the fund’s weighted average maturity dropping by 13 days, to 22 days, since our last report.

The changes being wrought by this credit crunch in the municipal market continue at a rapid pace. Losses on the part of banks, broker-dealers, and insurers have eliminated significant sources of credit support, leaving supply sharply curtailed. Issuers, faced with unsalable securities, are being forced to refinance outstanding debt with stronger credit support. For our part, we remain focused on creditworthiness and liquidity as this credit cycle runs its course.

Summit Municipal Intermediate Fund
Your fund returned -2.60% over the past six months and -0.63% during its fiscal year ended October 31, 2008. While we are never happy with negative performance, the fund’s results in both periods compare favorably with the returns for the average intermediate-term municipal bond fund, as measured by Lipper. During the last six months, the fund’s net asset value declined from $10.87 to $10.38, while the 30-day dividend yield rose from 3.80% to 4.08%.

At the beginning of the recent six-month period, we maintained a relatively short duration (a measure of sensitivity to changes in interest rates) versus our benchmark, and our overall duration strategy helped the fund’s relative performance. Toward the latter part of the period, however, we extended duration to take advantage of higher yields across a number of sectors, including general obligation, electric, and housing bonds.

To the extent that we were exposed to lower-rated securities, which underperformed the higher-quality segment of our market, fund performance came under pressure. In response, we began buying high-quality bonds that we believed would maintain their quality status during a prolonged economic downturn. Accordingly, we increased the portfolio’s exposure to state general obligations; electric utilities; and some high-quality housing authority securities in Washington, Maryland, and Missouri, and we lowered our exposure to New York, Florida, and California issues. This change in strategy benefited the fund’s relative returns. Nevertheless, we are maintaining our positions in higher-yielding bonds that we believe will weather the economic downturn.

We had also maintained somewhat of a barbell posture, focusing on securities with both very short and very long maturities. Our exposure to the short end of the yield curve (a graphic depiction of the yields on bonds with varying maturities) was beneficial to fund results, but the longer bonds underperformed as yields on these issues moved higher. We are now in an environment in which the municipal market offers exceptional value compared with other fixed-income sectors, particularly Treasuries. Economic weakness has eliminated any near-term concerns about inflation, and tax-exempt securities overall are still relatively high quality, notwithstanding ongoing budgetary issues within many states.

Summit Municipal Income Fund
We are disappointed to report that your fund returned -6.86% during the past six months and -6.66% for the fund’s fiscal year ended October 31, 2008. However, these results compare favorably with the identical returns of -7.75% in both periods for our Lipper benchmark. Over the six-month period, the fund’s net asset value declined from $10.79 to $9.83, and its 30-day dividend yield rose from 4.09% to 4.77% . As interest rates in the municipal market continued their ascent, the fund’s duration (a measure of sensitivity to changes in interest rates) extended from 6.2 years six months ago to 7.4 years. Although the portfolio’s absolute duration grew longer, we retained a neutral duration posture relative to the benchmark for most of the period and ended the period slightly shorter than the benchmark. Our duration stance was a positive contributor to the fund’s relative performance.

The portfolio’s weighted average maturity remained stable during the past six months, beginning at 13.6 years and ending at 13.7 years. The Federal Reserve eased aggressively, which primarily benefited the three- to seven-year segment of the yield curve. We were overweight in bonds with maturities of 20 years and longer, which detracted from performance. Rates are now more compelling than we’ve seen in quite some time. Indeed, yields on longer-term municipals are at distressed levels compared with similar Treasuries. We have been taking advantage of this situation by increasing our exposure to very long-term bonds and decreasing it in securities with five-year and 20-year maturities. We purchased new issues offering 5.5% to 6.0% coupons—a structure that is very scarce in the secondary market—which included high-quality essential revenue, higher education, and non-AMT housing bonds (AMT bonds are subject to the alternative minimum tax, which disallows many deductions and exemptions used in computing the federal tax liability of certain taxpayers.)

Lower-rated bonds suffered once again as investors sought refuge in quality, resulting in a widening yield spread between high- and low-rated securities. Lower-rated municipals were also punished by distressed liquidations at fund complexes that historically have been aggressive buyers of higher-yielding credits. Unfortunately, in this type of market, the proverbial babies were thrown out with the bath water as secondary supply far outweighed overall demand. Our holdings in the hospital and life care and IDR/PCR sectors suffered during the period. The fund holds prepaid gas bonds guaranteed by Goldman Sachs and Merrill Lynch, which declined due to rating downgrades caused by the financial crisis.

There were significant changes in the portfolio’s quality diversification, reflecting multiple downgrades of the monoline insurers and the loss of their AAA ratings. The percentage of AAA securities in the portfolio declined from 30% to 12%, as many of our insured holdings shifted into the A and AA rated sectors. In most cases, the insured rating was replaced by the rating of the underlying issuer. Changes in sector diversification were minimal.

Municipal yields are extremely attractive relative to Treasuries, particularly on long-term bonds. We expect the Fed to either remain on hold or possibly lower short-term rates a bit more as the unwinding of leverage throughout the financial system results in a contracting global economy in 2009. Present market conditions may persist for some time, allowing for restructuring to improve the fund’s yield to even more compelling levels over the long term. As always, we will look for opportunities to take advantage of relative value in the form of credit quality, sector selection, and security structure.

OUTLOOK

The economic downturn will likely mean reduced tax revenues collected by state and local municipalities, contributing to worries about a decline in the overall credit quality of the municipal market. Nevertheless, we believe that the municipal market’s fundamentals still make tax-free securities an attractive investment. Municipal bond yields are currently well above Treasury yields across all maturities. While selling pressure in the municipal bond market eased toward the end of October, we expect periodic supply/demand imbalances to recur over the next few months.

We continue to conduct our own thorough research and assign our independent credit ratings before making investment decisions, rather than relying solely on external rating agencies or bond insurance for our investment selection. We currently are focused on buying municipal assets that have declined in price due to liquidity problems rather than fundamental credit problems. We think this will position our portfolios to generate long-term relative returns that are more in line with historical norms for our asset class.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

November 19, 2008

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing each fund’s investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades; defaults on scheduled interest and principal payments; and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Maturity) Index: A subindex of the Lehman Brothers Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Lehman Brothers Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

LIBOR: The London Interbank Offered Rate is a taxable money market benchmark.

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Monoline insurers: Insurers that guarantee the timely repayment of principal and interest on bonds when an issuer defaults. They are so named because they provide services to only one industry.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

ABOUT THE U.S. TREASURY TEMPORARY GUARANTEE PROGRAM

As part of its recent efforts to restore confidence and liquidity to the financial markets, the federal government implemented the U.S. Treasury Temporary Guarantee Program. The purpose of the program is to provide a guarantee to participating money market mutual fund shareholders, based on the number of shares invested in the fund at the close of business on September 19, 2008. According to the terms of the program, any increase in the number of shares held in an account after the close of business on this date will not be guaranteed. In the case of a shareholder who redeems all the shares held in an account, future investments in the fund will not be guaranteed. If the number of shares held in an account fluctuates over the period, investors will be covered for either the number of shares held at the close of business on September 19, 2008, or the current amount, whichever is less.

The program was originally scheduled to expire on December 18, 2008, but the U.S. Treasury Department extended it through at least April 30, 2009. We do not expect that the program’s coverage will be needed for any of the T. Rowe Price money market funds, but the funds’ Boards of Directors/Trustees decided that participation in the program would help to provide reassurance to concerned shareholders.

Performance and Expenses

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 97.2%		
Alabama 1.3%		
Courtland IDB, PCR, Int'l. Paper, 4.75%, 5/1/17	1,500	1,217
Courtland IDB, PCR, Int'l. Paper, 5.00%, 6/1/25	1,000	691
Health Care Auth. for Baptist Health, 5.00%, 11/15/18	1,685	1,502
Jefferson County, Sewer, 5.50%, 2/1/40 (Prerefunded 2/1/11) (1)(2)	2,500	2,675
Univ. of Alabama Board of Trustees, Univ. of Alabama Hosp. VR, 5.75%, 9/1/22	4,000	3,763
		9,848
Alaska 0.5%		
Alaska HFC, Single Family, 5.75%, 12/1/11 (3)	485	487
Anchorage, GO, 5.00%, 3/1/20 (4)	3,255	3,271
		3,758
Arizona 2.7%		
Arizona HFA, Banner Health, 5.125%, 1/1/29	2,000	1,725
Arizona HFA, Blood Systems, 4.00%, 4/1/09	960	963
Arizona HFA, Blood Systems, 5.00%, 4/1/18	1,325	1,248
Arizona School Fac. Board, 5.50%, 7/1/13 (Prerefunded 7/1/11) (1)	3,500	3,744
Arizona State Univ. Board of Regents, 6.00%, 7/1/26	2,350	2,489
Arizona Transportation Board, Highway, 5.00%, 7/1/27	2,145	2,112
Salt River Agricultural Improvement & Power, 5.00%, 1/1/28	6,000	5,869
Salt River Agricultural Improvement & Power, 5.25%, 1/1/15	1,500	1,576
Tempe IDA, Friendship Village, 5.375%, 12/1/13	1,500	1,335
		21,061
Arkansas 0.1%		
Univ. of Arkansas, 5.00%, 11/1/26 (4)	1,000	964
		964

California 4.8%		
Anaheim Redev. Agency, 5.00%, 2/1/26 (5)	2,400	2,298
California, Economic Recovery, 5.00%, 7/1/23 (Tender 7/1/11)	5,500	5,673
California, Economic Recovery, GO, 5.25%, 7/1/12	1,170	1,241
California, GO, 5.00%, 11/1/12 (Prerefunded 11/1/11) (1)	145	154
California Dept. of Water Resources, Power Supply 5.50%, 5/1/11	3,300	3,485
California Dept. of Water Resources, Power Supply 5.50%, 5/1/14 (6)	2,320	2,455
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/20	1,400	1,270
California Pollution Control Fin. Auth., ExxonMobil, VRDN 0.39%, 4/1/17	200	200
California Public Works Board, Univ. of California Regents 5.00%, 10/1/25	2,070	1,961
Capistrano Unified School Dist. No. 90-2, 5.875%, 9/1/23	200	171
Golden State Tobacco Securitization Corp., 4.50%, 6/1/27	4,615	3,674
Golden State Tobacco Securitization Corp., 5.00%, 6/1/14	1,600	1,480
Long Beach Harbor, 5.00%, 5/15/18 (4)	1,500	1,513
Los Angeles Community College Dist., GO, 5.00%, 8/1/24 (5)	2,000	1,972
Los Angeles Unified School Dist., GO, 5.00%, 7/1/23 (4)	50	49
Port of Oakland, 5.00%, 11/1/11 (3)(4)	1,000	995
San Diego Unified School Dist., GO, 5.00%, 7/1/16 (4)	4,705	4,954
Santa Clara County Fin. Auth., El Camino Hosp. 5.75%, 2/1/41 (6)	815	750
Tobacco Securitization Auth. of Southern California 5.625%, 6/1/43 (Prerefunded 6/1/12) (1)	2,000	2,174
Univ. of California Regents, 5.00%, 5/15/19 (5)	1,295	1,321
		37,790
Colorado 1.3%		
Colorado HFA, Catholic Health Initiatives, 3.95%, 9/1/36 (Tender 11/10/11)	1,250	1,254

Florida 12.5%

Broward County, Airport, 5.25%, 10/1/10 (3)(4)	2,000	2,017
Broward County, Water & Sewer Utilities, 5.00%, 10/1/15 (6)	1,425	1,470
Collier County, Gas Tax, 5.25%, 6/1/14 (6)	500	517
Delray Beach, Decade of Excellence, GO, 5.00%, 2/1/13 (5)	1,000	1,053
Duval County School Dist., GO, COP, 5.75%, 7/1/16 (5)	2,000	2,051
Fishhawk Community Dev. Dist. II, 5.125%, 11/1/09	115	105
Florida Board of Ed., Capital Outlay, GO, 5.00%, 6/1/12 (2)	1,250	1,308
Florida Board of Ed., Capital Outlay, GO, 5.125%, 6/1/13	5,000	5,120
Florida Board of Ed., Capital Outlay, GO, 5.25%, 6/1/14	1,450	1,515
Florida Board of Ed., Capital Outlay, GO, 5.25%, 6/1/14	1,000	1,048
Florida Board of Ed., Lottery, 5.375%, 7/1/14 (2)	2,000	2,070
Florida Board of Ed., Lottery, 5.50%, 7/1/12 (Prerefunded 7/1/10) (1)(2)	2,500	2,653
Florida Board of Ed., Lottery, 5.50%, 7/1/13 (Prerefunded 7/1/10) (1)(2)	2,200	2,335
Florida Board of Ed., Lottery, 5.50%, 7/1/16 (2)	1,000	1,038
Florida Dept. of Environmental Protection, 5.25%, 7/1/14 (2)	3,250	3,409
Florida DOT, GO, 5.00%, 7/1/21	1,000	981
Florida DOT, Turnpike Auth., 5.00%, 7/1/18 (4)	1,275	1,303
Florida Municipal Power Agency, 5.25%, 10/1/22	6,125	6,113
Greater Orlando Aviation Auth., 5.00%, 10/1/15 (5)	2,250	2,328
Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/21 (Prerefunded 11/15/15) (1)	140	150
Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/21	140	120
Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/21 (Prerefunded 11/15/15) (1)	820	877
Highlands County HFA, Adventist Health/Sunbelt, VR 5.00%, 11/15/18	1,600	1,464
Highlands County HFA, Adventist Health/Sunbelt, VR 5.00%, 11/15/19	1,615	1,448

Highlands County HFA, Adventist Health/Sunbelt, VR 5.00%, 11/15/29	3,000	3,036
Hillsborough County, Aviation Auth., 5.00%, 10/1/11 (3)	3,175	3,193
Hillsborough County School Dist., 5.375%, 10/1/14 (Prerefunded 10/1/11) (1)(6)	1,500	1,606
Jacksonville, 5.375%, 10/1/17 (2)	1,000	1,028
Jacksonville, Excise Tax, 5.00%, 10/1/23 (6)	1,875	1,739
Jacksonville, Excise Tax, 5.25%, 10/1/19 (3)(4)	1,500	1,341
Kissimmee, Water & Sewer, 5.50%, 10/1/11 (2)(8)	1,500	1,549
Martin County, Utility Systems, 5.50%, 10/1/16 (2)	1,260	1,289
Miami-Dade County, 5.00%, 4/1/20 (4)	1,135	1,087
Miami-Dade County, Aviation, 5.25%, 10/1/12 (3)(4)	6,350	6,301
Miami-Dade County, Parks, GO, 5.25%, 11/1/16 (4)	660	690
Miami-Dade County EFA, Univ. of Miami, 5.00%, 4/1/18 (Prerefunded 4/1/14) (1)(6)	1,750	1,870
Miami-Dade County EFA, Univ. of Miami, 5.50%, 4/1/38	1,225	1,106
Miami-Dade County EFA, Univ. of Miami, 5.75%, 4/1/28	900	881
Middle Village Community Dev. Dist., 5.00%, 5/1/09	25	25
Orange County, Sales Tax, 5.00%, 1/1/14 (2)	1,550	1,600
Orange County, Sales Tax, 5.125%, 1/1/16 (2)	2,580	2,635
Orange County HFA, Nemours Foundation, 5.00%, 1/1/20 (Prerefunded 1/1/15) (1)	965	1,038
Orange County HFA, Nemours Foundation, 5.00%, 1/1/20 (Prerefunded 1/1/15) (1)	280	300
Orlando-Orange County Expressway Auth., 6.50%, 7/1/10 (2)	1,000	1,056
Osceola County, Tourist Dev., 5.50%, 10/1/16 (2)	1,000	1,019
Palm Beach County, Criminal Justice Fac., 5.75%, 6/1/13 (2)	3,700	3,991
Paseo Community Dev. Dist., 5.00%, 2/1/11	835	769
Preserve at Wilderness Lake Community Dev. Dist. 5.00%, 5/1/09	10	10
Reedy Creek Improvement Dist., GO, 5.00%, 6/1/17 (6)	1,775	1,807

Metropolitan Pier & Exposition Auth., McCormick Place Expansion, 5.375%, 12/15/18 (2)	2,500	2,540
		18,044
Indiana 0.8%		
Indiana HFFA, Ascension Health, 5.00%, 5/1/13	1,350	1,342
Indianapolis Airport Auth., Federal Express, 5.10%, 1/15/17 (3)	3,560	2,859
Jasper County IDA, Northern Indiana Public Service 5.60%, 11/1/16 (4)	2,000	1,970
Saint Joseph County, Holy Cross Village Notre Dame 5.55%, 5/15/19	230	178
Saint Joseph County, Holy Cross Village Notre Dame 6.00%, 5/15/26	250	185
		6,534
Kansas 0.5%		
Johnson County Union School Dist. 233, Olathe, GO 5.00%, 9/1/10 (2)	1,290	1,343
Lenexa Health Care Fac., Lakeview Village, 5.00%, 5/15/10	900	882
Lenexa Health Care Fac., Lakeview Village, 5.125%, 5/15/14	1,150	1,023
Wyandotte County Unified Gov't., 4.75%, 12/1/16	250	224
Wyandotte County Unified Gov't., 5.00%, 12/1/20	400	339
		3,811
Louisiana 0.2%		
Louisiana, GO, 5.00%, 8/1/18 (4)	1,700	1,709
		1,709
Maryland 5.5%		
Baltimore, Convention Center Hotel, 5.00%, 9/1/16	755	617
Frederick County, Public Fac., GO, 5.00%, 6/1/20	1,225	1,263
Howard County, Vantage House, 5.00%, 4/1/13	725	658

Howard County, Vantage House, 5.00%, 4/1/14	760	671
Maryland, State & Local Fac., GO, 5.00%, 8/1/16	3,000	3,211
Maryland CDA, Residential Housing, 5.50%, 9/1/31 (3)	2,770	2,484
Maryland DOT, 5.00%, 2/15/23	4,030	4,072
Maryland Economic Dev. Corp., Chesapeake Bay Hyatt 5.00%, 12/1/16	2,250	1,906
Maryland Economic Dev. Corp., Chesapeake Bay Hyatt 7.73%, 12/1/27 (Prerefunded 12/1/09) (1)	800	858
Maryland Economic Dev. Corp., UMBC Student Housing 5.00%, 7/1/14 (9)	500	492
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/20	5,000	4,241
Maryland HHEFA, Ingleside at King Farm, 4.75%, 1/1/13	1,600	1,410
Maryland HHEFA, Ingleside at King Farm, 5.00%, 1/1/17	800	626
Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/48 (Tender 5/15/15)	1,950	1,988
Maryland HHEFA, Lifebridge Health, 4.75%, 7/1/11	1,250	1,264
Maryland HHEFA, Univ. of Maryland Medical System 5.50%, 7/1/24 (6)	8,240	7,497
Maryland HHEFA, Washington County Hosp., 5.00%, 1/1/18	1,000	857
Maryland HHEFA, Washington County Hosp., 6.00%, 1/1/28	1,750	1,453
Montgomery County, GO, 5.00%, 5/1/21	2,500	2,551
Montgomery County, GO, 5.25%, 10/1/14	2,700	2,853
Northeast Maryland Waste Disposal Auth., Solid Waste 5.50%, 4/1/11 (3)(6)	1,635	1,651
Northeast Maryland Waste Disposal Auth., Solid Waste 5.50%, 4/1/16 (3)(6)	500	484
		43,107
Massachusetts 2.1%		
Massachusetts, 5.25%, 10/1/22 (Prerefunded 10/1/13) (1)	1,300	1,382
Massachusetts, GO, 5.00%, 8/1/24	1,750	1,729
Massachusetts, GO, 5.25%, 9/1/22 (5)	8,000	8,330

Massachusetts, GO, 5.50%, 12/1/23 (6)	4,500	4,780
		16,221
Michigan 1.2%		
Detroit City School Dist., 5.50%, 5/1/18 (Prerefunded 5/1/12) (1)(5)	1,650	1,763
Michigan, Federal Highway Revenue, 5.25%, 9/15/18 (5)	2,500	2,602
Michigan Hosp. Fin. Auth., Mercy Health Services 5.00%, 8/15/12 (8)	1,395	1,404
Michigan Municipal Bond Auth., Clean Water Fund 5.00%, 10/1/22	2,000	2,012
Univ. of Michigan Regents, Univ. of Michigan Hosp., VRDN 0.90%, 12/1/19	300	300
Wayne County Charter Airport, 5.25%, 12/1/11 (3)(4)	1,500	1,501
		9,582
Minnesota 1.3%		
Maple Grove, North Memorial Health Care, 5.00%, 5/1/16	2,000	1,950
Minneapolis, Convention Center, GO, 5.00%, 12/1/10	1,255	1,319
Minneapolis-St. Paul Metropolitan Airport Commission 5.50%, 1/1/17 (Prerefunded 1/1/11) (1) (2)	2,000	2,106
Minnesota, Highway, GO, 5.00%, 8/1/18	3,100	3,249
Southern Minnesota Municipal Power Agency 5.25%, 1/1/13 (6)	1,400	1,476
		10,100
Missouri 3.7%		
Missouri Environmental Improvement & Energy Resource Auth. Power & Light, IDR, VR, 5.25%, 7/1/17 (Tender 4/1/13) (9)	3,000	2,908
Missouri Health & Ed. Fac. Auth., SSM Healthcare, VRDN 2.00%, 6/1/33 (5)	6,000	6,000
Missouri Health & Ed. Fac. Auth., Washington Univ. 5.25%, 3/15/18	3,500	3,740

Missouri Highway & Transportation Commission 5.00%, 2/1/19	10,000	10,404
Missouri Highway & Transportation Commission 5.00%, 5/1/22	3,000	3,033
Missouri Highway & Transportation Commission 5.00%, 5/1/23	1,450	1,461
Saint Louis Municipal Fin. Corp., City Justice Center 5.375%, 2/15/14 (6)	1,350	1,382
		28,928

Nevada 1.0%

Clark County, GO, 5.00%, 11/1/20 (6)	1,680	1,689
Clark County, GO, 5.50%, 6/1/16 (Prerefunded 6/1/11) (1)(2)	2,000	2,136
Clark County, IDRB, PCR, Southwest Gas, VR, 5.45%, 3/1/38	700	639
Clark County, IDRB, PCR, Southwest Gas, VR, 5.80%, 3/1/38 (3)	500	455
Clark County School Dist., GO, 5.00%, 6/15/16 (5)	2,570	2,664
		7,583

New Jersey 1.7%

New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 3/1/15	2,000	2,122
New Jersey HFFA, Children's Specialized Hosp., 5.00%, 7/1/12	400	392
New Jersey HFFA, Children's Specialized Hosp., 5.00%, 7/1/14	600	572
New Jersey HFFA, Children's Specialized Hosp., 5.00%, 7/1/18	400	353
New Jersey Transportation Trust Fund Auth., 5.00%, 12/15/16	2,000	2,063
New Jersey Transportation Trust Fund Auth. 5.25%, 12/15/09 (4)	1,500	1,549
Salem County Pollution Control Fin. Auth., PSEG Power, 5.75%, 4/1/31 (3)	200	153
Tobacco Settlement Fin. Corp, 4.625%, 6/1/26	3,000	2,142
Tobacco Settlement Fin. Corp., 5.00%, 6/1/16	1,750	1,551
Tobacco Settlement Fin. Corp., 6.00%, 6/1/37 (Prerefunded 6/1/12) (1)	1,455	1,593

Tobacco Settlement Fin. Corp., 6.125%, 6/1/42 (Prerefunded 6/1/12) (1)	770	846
		13,336
New Mexico 0.3%		
Sandoval County IDRB, Intel Corp., 5.00%, 6/1/20	2,000	1,952
		1,952
New York 9.9%		
Albany IDA, Saint Peters Hosp., 5.00%, 11/15/10	350	352
Albany IDA, Saint Peters Hosp., 5.50%, 11/15/13	1,000	990
Albany Parking Auth., 5.25%, 10/15/12	475	491
Dormitory Auth. of the State of New York, 5.25%, 11/15/23 (Tender 5/15/12)	1,000	1,026
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/11	380	380
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/20 (5)	1,000	1,007
Dormitory Auth. of the State of New York, State Univ. 5.25%, 7/1/19 (4)	2,200	2,263
Long Island Power Auth., 5.00%, 12/1/21 (5)	3,000	2,966
Long Island Power Auth., 6.00%, 5/1/33	1,000	999
Metropolitan Transportation Auth., 5.00%, 11/15/23	5,000	4,751
Nassau County IDA, Amsterdam at Harborside, 6.50%, 1/1/27	1,200	978
New York City, GO, 5.00%, 8/1/16	2,000	2,031
New York City, GO, 5.00%, 4/1/20	3,885	3,787
New York City, GO, 5.00%, 4/1/21 (2)	3,915	3,778
New York City, GO, 5.25%, 8/1/11	3,500	3,653
New York City, GO, 5.50%, 8/1/12	4,165	4,402
New York City IDA, 7 World Trade Center, 6.25%, 3/1/15	1,900	1,587
New York City IDA, 7 World Trade Center, 6.50%, 3/1/35	2,000	1,370
New York City IDA, 7 World Trade Center, 6.75%, 3/1/15	1,000	858

New York City IDA, Terminal One Group, 5.00%, 1/1/12 (3)	4,250	4,183
New York City Municipal Water Fin. Auth., 5.00%, 6/15/27	3,000	2,887
New York City Transitional Fin. Auth., 5.00%, 11/1/14	3,000	3,194
New York City Transitional Fin. Auth., 5.00%, 8/1/20	6,300	6,365
New York Local Gov't. Assistance, 5.00%, 4/1/11	2,500	2,626
New York State Environmental Fac., New York City Municipal Water Fin. Auth., 6.875%, 6/15/10	20	20
New York State Housing Fin. Agency, 5.85%, 9/15/09	20	20
New York State Thruway Auth., 5.00%, 4/1/23 (6)	5,000	4,899
New York Urban Dev. Corp., VR, 5.50%, 1/1/17	2,905	2,982
Seneca Nation Indians Capital Improvement Auth. 5.25%, 12/1/16 (7)	3,500	3,040
Tobacco Settlement Fin. Corp., 5.50%, 6/1/16	3,000	3,037
Tobacco Settlement Fin. Corp., 5.50%, 6/1/19 (2)	3,080	3,097
Tobacco Settlement Fin. Corp., 5.50%, 6/1/20	2,000	2,001
Tobacco Settlement Fin. Corp., 5.75%, 7/15/32 (Prerefunded 7/15/12) (1)	1,000	1,093
		77,113
North Carolina 1.6%		
Cape Fear Public Utility Auth., Water & Sewer, 5.00%, 8/1/27	1,225	1,180
Charlotte, Water & Sewer, 5.00%, 7/1/27	1,000	991
North Carolina Eastern Municipal Power Agency 5.375%, 1/1/11	3,500	3,576
North Carolina Eastern Municipal Power Agency 5.375%, 1/1/16	1,245	1,228
North Carolina Eastern Municipal Power Agency, 5.50%, 1/1/12	1,200	1,227
North Carolina Eastern Municipal Power Agency, 5.50%, 1/1/14	130	132
North Carolina Eastern Municipal Power Agency, 6.70%, 1/1/19	700	708
North Carolina Municipal Power Agency #1, Catawba Electric, 5.25%, 1/1/17	1,320	1,326

North Carolina Municipal Power Agency #1, Catawba Electric 5.50%, 1/1/13	1,880	1,952
		12,320
North Dakota 0.2%		
Ward County, Trinity Health, 5.125%, 7/1/17	1,500	1,275
		1,275
Ohio 2.0%		
Buckeye Tobacco Settlement Fin. Auth., 5.125%, 6/1/24	970	756
Columbus, Sewer, 5.00%, 6/1/27	6,500	6,369
Dayton IDRB, PCR, Emery Air Freight, United Parcel Service of America, 6.05%, 10/1/09	625	645
Franklin County, GO, 5.00%, 12/1/23	4,000	4,041
Ohio Higher Ed. Fac., Cleveland Clinic Health, 5.25%, 1/1/23	2,000	1,844
Ohio Higher Ed. Fac., Denison Univ., 5.125%, 11/1/21 (Prerefunded 11/1/11) (1)	1,525	1,639
		15,294
Oklahoma 0.5%		
Oklahoma Dev. Fin. Auth., Inverness Village, 8.00%, 2/1/32 (Prerefunded 2/1/12) (1)	1,305	1,525
Oklahoma Transportation Auth., 5.25%, 1/1/16 (Prerefunded 1/1/12) (1)(6)	280	299
Oklahoma Transportation Auth., 5.25%, 1/1/16 (6)	2,005	2,070
		3,894
Oregon 0.5%		
Oregon DOT, 5.50%, 11/15/14 (Prerefunded 11/15/12) (1)	2,330	2,539
Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/16 (10)	1,395	1,142
		3,681

Pennsylvania 1.1%		
Allegheny County Sanitary Auth., 5.75%, 12/1/16 (Prerefunded 12/1/10) (1)(4)	1,410	1,516
Beaver County IDA, PCR, FirstEnergy, 3.375%, 10/1/47 (Tender 10/1/09)	2,500	2,497
Cumberland County Municipal Auth., Wesley Affiliated Services 7.125%, 1/1/25 (Prerefunded 1/1/13) (1)	400	464
Pennsylvania Econ. Dev. Fin. Auth., IDRB, Reliant Energy, VR 6.75%, 12/1/36 (3)	750	497
Pennsylvania Intergov't. Cooperative Auth., 5.25%, 6/15/13 (2)	1,500	1,519
Philadelphia HHEFA, Children's Hosp., VRDN, 1.20%, 2/15/21	300	300
Souderton Area School Dist., GO, 5.00%, 11/15/18 (2)	1,700	1,738
		8,531
Puerto Rico 0.8%		
Gov't Dev. Bank of Puerto Rico, GO, 5.00%, 12/1/08	2,250	2,253
Puerto Rico Electric Power Auth., 5.25%, 7/1/12 (5)	1,000	1,039
Puerto Rico Electric Power Auth., 5.25%, 7/1/14 (4)	2,000	2,032
Puerto Rico Ind., Tourism, Ed., Medical & Environmental Ascension Health, 6.375%, 11/15/15	750	786
		6,110
Rhode Island 0.0%		
Central Falls Detention Fac. Corp., 7.25%, 7/15/35	400	342
		342
South Carolina 3.1%		
Charleston Water & Sewer, 5.125%, 1/1/13	1,000	1,064
Richland County, Int'l Paper, 4.60%, 9/1/12	1,000	922
South Carolina, State Highway, GO, 5.00%, 4/1/17	5,000	5,139
South Carolina Public Service Auth., 5.00%, 1/1/17 (4)	3,350	3,466
South Carolina Public Service Auth., 5.00%, 1/1/20 (5)	5,000	5,015

South Carolina Transportation Infrastructure Bank 5.00%, 10/1/21 (6)	4,110	3,874
South Carolina Transportation Infrastructure Bank 5.50%, 10/1/15 (6)	1,240	1,268
Tobacco Settlement Revenue Management, 5.00%, 6/1/18	3,250	3,100
		23,848
Tennessee 1.4%		
Memphis-Shelby County Airport Auth., 6.25%, 2/15/11 (3)(4)	900	923
Metropolitan Nashville & Davidson County, Vanderbilt Univ., VR 5.00%, 10/1/44 (4)	2,000	2,042
Shelby County, Public Improvement, GO, 5.00%, 3/1/11 (5)	2,275	2,389
Tennessee Energy Acquisition, Goldman Sachs, 5.00%, 9/1/10	1,000	966
Tennessee Energy Acquisition, Goldman Sachs, 5.00%, 9/1/12	2,460	2,235
Tennessee Energy Acquisition, Goldman Sachs, 5.00%, 9/1/13	2,000	1,774
Tennessee Housing Dev. Agency, Single Family 4.95%, 7/1/10 (3)	380	386
Tennessee Housing Dev. Agency, Single Family 5.05%, 7/1/11 (3)	325	327
		11,042
Texas 11.2%		
Abilene Health Fac. Dev. Corp., Sears Methodist Retirement 5.40%, 11/15/09	845	824
Arlington Independent School Dist., GO, 5.00%, 2/15/15	4,200	4,475
Austin, GO, 5.00%, 9/1/17 (4)	3,300	3,406
Brazos River Auth. PCR, Texas Competitive Electric Holdings 6.75%, 4/1/38 (Tender 4/1/13) (3)	1,610	1,390
Dallas Water & Sewer, 5.00%, 10/1/11 (6)	2,500	2,626
Dallas/Fort Worth Airport, 5.75%, 11/1/13 (2)(3)	5,000	5,000
Dallas/Fort Worth Airport, 6.10%, 11/1/20 (2)(3)	1,500	1,407
Guadalupe-Blanco River IDRB, 5.625%, 10/1/17	1,000	820

Gulf Coast Waste Disposal Auth., Waste Management 4.55%, 4/1/12 (3)	5,800	5,330
Harris County, GO, 5.00%, 10/1/23	375	375
Harris County Cultural Educational Fac., Methodist Hosp. 5.25%, 12/1/16	1,500	1,473
Harris County Health Fac. Dev. Corp., Methodist Hosp., VRDN 1.10%, 12/1/41	200	200
Harris County Health Fac. Dev. Corp., Methodist Hosp., VRDN 1.25%, 12/1/39 (5)	200	200
Harris County Health Fac. Dev. Corp., Methodist Hosp., VRDN 1.25%, 12/1/39 (5)	850	850
Harris County Health Fac. Dev. Corp., Methodist Hosp., VRDN 1.25%, 12/1/41 (5)	2,200	2,200
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 5.00%, 10/1/29 (4)	3,010	3,010
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. 5.375%, 10/1/12 (8)	2,145	2,215
Houston, Airport, 5.20%, 7/1/18 (2)(3)	2,000	1,802
Houston, Combined Utility, 5.25%, 5/15/14 (4)	7,000	7,399
Houston, Combined Utility, 5.25%, 5/15/22 (5)	2,550	2,529
Houston, Combined Utility, 5.25%, 5/15/25 (4)	500	484
Houston, GO, 5.375%, 3/1/12 (Prerefunded 3/1/11) (1)(5)	3,000	3,178
Lower Colorado River Auth., 5.75%, 5/15/11 (Prerefunded 5/15/09) (1)(5)	5	5
Lower Colorado River Auth., 5.75%, 5/15/11 (5)	3,365	3,448
Lower Colorado River Auth., 5.75%, 5/15/28	1,500	1,513
Lower Colorado River Auth., 5.875%, 5/15/14 (Prerefunded 5/15/09) (1)(5)	5	5
Lower Colorado River Auth., 5.875%, 5/15/14 (5)	1,745	1,791
North East Independent School Dist., GO, 6.00%, 2/1/16 (Prerefunded 2/1/10) (1)	2,300	2,404
North Texas Tollway Auth., 4.125%, 11/19/08	130	130
North Texas Tollway Auth., 5.125%, 1/1/28 (4)	3,280	2,976

Sabine River Auth., Texas Competitive Electric Holdings, 5.50%, 5/1/22 (Tender 11/1/11)	170	149
San Antonio, 5.00%, 8/1/10 (8)	25	26
San Antonio, 5.50%, 2/1/19 (Prerefunded 2/1/12) (1)	1,210	1,294
San Antonio, 5.50%, 2/1/19 (Prerefunded 2/1/12) (1)	15	16
San Antonio, GO, 5.50%, 2/1/19	275	287
San Antonio Electric & Gas, 5.00%, 2/1/19	3,280	3,321
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources 5.00%, 2/15/16	2,000	1,947
Tarrant County Health Fac. Dev. Corp., Baylor Health Care 5.375%, 11/15/21	430	406
Texas A&M Univ., 5.00%, 5/15/25	2,400	2,355
Texas Transportation Commission, 5.00%, 4/1/21	8,200	8,232
Texas Transportation Commission, 5.00%, 4/1/26	5,425	5,307
Texas Water Dev. Board, VRDN, 1.00%, 7/15/19	115	115
		86,920
Utah 0.0%		
Utah Housing Fin. Agency, Single Family, 6.00%, 7/1/10 (3)	15	15
		15
Virgin Islands 0.1%		
Virgin Islands PFA, 5.25%, 10/1/20	1,000	856
Virgin Islands PFA, Hovensa Refinery, 5.875%, 7/1/22 (3)	200	154
Virgin Islands PFA, Hovensa Refinery, 6.125%, 7/1/22 (3)	150	118
		1,128
Virginia 5.9%		
Arlington County, Public Improvement, GO, 5.00%, 5/15/17	445	468
Arlington County IDA, Virginia Hosp. Center, 5.50%, 7/1/11	2,000	2,055
Arlington County IDA, Virginia Hosp. Center, 5.50%, 7/1/13 (Prerefunded 7/1/11) (1)	500	539

Charles City County IDA, IDRB, Waste Management, VR 6.25%, 4/1/27 (3)	500	482
Chesterfield County IDA, Virginia Electric & Power 5.875%, 6/1/17	1,000	1,008
Fredericksburg IDA, Medicorp Health System, 5.25%, 6/15/27	250	213
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/16 (4)	2,000	2,067
Henrico County Water & Sewer, 5.00%, 5/1/26	2,590	2,592
Loudoun County IDA, Loudoun Hosp., 6.10%, 6/1/32 (Prerefunded 6/1/12) (1)	1,000	1,109
Loudoun County IDA, Falcons Landing, 6.00%, 8/1/24	250	195
Portsmouth, Public Improvement, GO, 5.50%, 6/1/14 (2)	555	556
Town of Leesburg, Public Improvement, GO, 5.50%, 1/15/11 (2)	1,145	1,214
Virginia, GO, 5.00%, 6/1/14	4,600	4,937
Virginia Beach, Public Improvement, GO, 5.00%, 1/15/10	1,950	2,014
Virginia Biotechnology Research Park Auth., 5.25%, 9/1/12	2,705	2,838
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/16	3,350	3,512
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.50%, 9/1/14 (Prerefunded 9/1/10) (1)	3,070	3,226
Virginia HDA, Single Family, 4.60%, 7/1/16 (3)	3,500	3,212
Virginia Port Auth., 5.00%, 7/1/14 (3)(5)	1,000	971
Virginia Port Auth., 5.50%, 7/1/13 (3)(5)	2,590	2,652
Virginia Public Building Auth., 5.00%, 8/1/11	2,900	3,054
Virginia Public School Auth., GO, 5.00%, 8/1/16	2,555	2,654
Virginia Transportation Board, 5.00%, 5/15/10	4,490	4,669
		46,237
Washington 8.2%		
Central Puget Sound Regional Transit, 5.00%, 11/1/27 (6)	4,130	3,954
Energy Northwest, 5.50%, 7/1/15 (4)	6,530	6,914
King County, Water & Sewer, GO, 5.00%, 1/1/23 (2)	6,380	6,291

Port of Seattle, 5.00%, 3/1/25 (4)	2,050	1,915
Port of Seattle, 5.00%, 2/1/26 (9)	2,510	2,262
Seattle, Light & Power, 5.00%, 3/1/20 (5)	5,355	5,327
Tacoma Electric, 5.50%, 1/1/11 (5)	2,460	2,590
Washington, GO, 5.00%, 7/1/22	2,100	2,101
Washington, GO, 5.00%, 1/1/23 (6)	6,605	6,571
Washington, GO, 5.00%, 7/1/26	11,750	11,493
Washington, Motor Vehicle Fuel Tax, GO, 5.00%, 7/1/23 (5)	3,565	3,547
Washington, Motor Vehicle Fuel Tax, GO, 5.00%, 6/1/29 (5)	5,180	4,968
Washington Health Care Facs. Auth., Catholic Health Initiatives VRDN, 2.80%, 12/1/36 (5)	6,000	6,000
		63,933
West Virginia 0.3%		
West Virginia, GO, 5.00%, 6/1/13 (2)	2,000	2,112
		2,112
Wisconsin 0.1%		
Wisconsin HEFA, Froedtert & Community Health 5.625%, 10/1/11	1,000	1,034
		1,034
Total Municipal Securities (Cost $782,994)		757,356
Total Investments in Securities		
97.2% of Net Assets (Cost $782,994)		**$ 757,356**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Prerefunded date is used in determining portfolio maturity.
(2) Insured by Financial Guaranty Insurance Company
(3) Interest subject to alternative minimum tax
(4) Insured by MBIA Insurance Corp.
(5) Insured by Financial Security Assurance Inc.
(6) Insured by AMBAC Assurance Corp.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/08	10/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 27,039	$ 21,184
Net realized gain (loss)	(2,334)	48
Change in net unrealized loss	(34,313)	(4,699)
Increase (decrease) in net assets from operations	(9,608)	16,533
Distributions to shareholders		
Net investment income	(26,989)	(21,178)
Capital share transactions*		
Shares sold	375,653	131,093
Shares issued in connection with fund acquisition	–	279,381
Distributions reinvested	19,777	15,151
Shares redeemed	(186,797)	(89,244)
Increase in net assets from capital share transactions	208,633	336,381
Net Assets		
Increase during period	172,036	331,736
Beginning of period	607,257	275,521
End of period	**$ 779,293**	**$ 607,257**
Undistributed net investment income	61	17
*Share information		
Shares sold	34,745	12,065
Shares issued in connection with fund acquisition	–	25,514
Distributions reinvested	1,837	1,395
Shares redeemed	(17,434)	(8,210)
Increase in shares outstanding	19,148	30,764

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Intermediate Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective November 1, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning November 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Futures Contracts During the year ended October 31, 2008, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $346,757,000 and $159,161,000, respectively, for the year ended October 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate to expiring capital loss carryforwards. Reclassifications between income and gain relate primarily to the differences between book/tax amortization policies. For the year ended October 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended October 31, 2008, and October 31, 2007, totaled $26,989,000 and $21,178,000, respectively, and were characterized as tax-exempt income for tax purposes. At October 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2008, unused capital loss carryforwards expire as follows: $149,000 in fiscal 2012, $413,000 in fiscal 2013, $773,000 in fiscal 2014, $92,000 in fiscal 2015, and $2,606,000 in fiscal 2016.

NOTE 5 - ACQUISITION

On November 13, 2006, the fund acquired substantially all of the assets of the T. Rowe Price Tax-Free Intermediate Bond Fund and the T. Rowe Price Florida Intermediate Tax-Free Fund (collectively, the acquired funds), pursuant to the Agreement and Plan of Reorganization dated July 25, 2006, and approved by shareholders of the acquired funds on October 18, 2006. The acquisition was accomplished by a tax-free exchange of 16,276,444 shares of the fund (with a value of $178,227,000) for all 15,990,370 shares of the T. Rowe Price Tax-Free Intermediate Bond Fund outstanding on November 10, 2006, with the same value. An additional 9,237,839 shares of the fund (with a value of $101,154,000) were exchanged for all 9,402,010 shares of T. Rowe Price Florida Intermediate Tax-Free Fund outstanding on that date with the same value. The aggregate net assets of the acquired funds at that date included $8,019,000 of unrealized appreciation and $1,207,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Net assets of the acquired funds were combined with those of the fund, resulting in aggregate net assets of $556,135,000 immediately after the acquisition.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Summit Municipal Funds, Inc. and Shareholders of T. Rowe Price Summit Municipal Intermediate Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Municipal Intermediate Fund (one of the portfolios comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $26,270,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and
Year Elected*	Directorships of Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (8/08 to present); Director,
1993	Vornado Real Estate Investment Trust (3/04 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a
2001	custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
2001	Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon Resources Corp. (8/07 to 3/08);
Director, Atna Resources Ltd. (3/08 to present)

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Federal National Mortgage
2003	Association (9/06 to present); Director, Norfolk Southern (2/08 to present); Director, Georgia Pacific (5/04 to 12/05); Managing Director
and President, Global Private Client Services, Marsh Inc. (1999
to 2003)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Partner, Blackstone Real
1993	Estate Advisors, L.P. (10/92 to present)

* Each independent director oversees 126 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and
Portfolios Overseen]	Directorships of Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[126]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Retirement Plan Services,
Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; President,
2004	Summit Municipal Funds
[38]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc., and T. Rowe Price International, Inc.

M. Helena Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Summit
Municipal Funds

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Kathryn A. Floyd (1982)	Vice President, T. Rowe Price; formerly student,
Assistant Vice President, Summit	University of Virginia, McIntire School of
Municipal Funds	Commerce (to 2004)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Summit	T. Rowe Price; Vice President, T. Rowe Price
Municipal Funds	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Summit	Group, Inc.
Municipal Funds

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Summit Municipal Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Summit Municipal Funds	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Summit	Group, Inc.
Municipal Funds

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Summit	Group, Inc.
Municipal Funds

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, Summit Municipal Funds	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Chen Shao (1980)	Employee, T. Rowe Price; formerly Junior
Assistant Vice President, Summit	Accountant, News America Corporation,
Municipal Funds	and Reconciliation Associate, Cablevision
Corporation (to 2005); Assistant Store Manager,
Walgreen Company (to 2004)

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Vice President, Summit Municipal Funds

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Summit Municipal Funds

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,174,000 and $1,531,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 19, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 19, 2008